UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 2009

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-11038	41-0857886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4201 Woodland Road P.O. Box 69 Circle Pines, Minnesota	55014
(Address of principal executive offices)	(Zip Code)

(763) 225-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                                             Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer Listing.

On December 1, 2009, Northern Technologies International Corporation (“NTIC”) notified The Nasdaq Stock Market, Inc. (“Nasdaq”) that Mr. Mark M. Mayers, an independent director and a member of the Audit Committee and Compensation Committee of the Board of Directors of NTIC, passed away on November 30, 2009, and that as a result, NTIC was no longer in compliance with Nasdaq Listing Rule 5605(b)(1), which requires NTIC’s Board of Directors to consist of at least a majority of independent directors (as defined by Nasdaq Listing Rule 5605(a)(2)).  NTIC currently has eight directors, only four of which have been determined by NTIC’s Board of Directors as “independent directors” within the meaning of Nasdaq Listing Rule 5605(a)(2). In accordance with Nasdaq Listing Rule 5605(b)(1)(A), NTIC has a “cure period” of until the earlier of its next annual meeting of stockholders or November 30, 2010 to regain compliance with rule; provided, however, that if the annual stockholders meeting occurs no later than 180 days following the event that caused the failure to comply with the requirement, NTIC instead has 180 days from such event, or until June 1, 2010, to regain compliance.  NTIC’s next annual meeting of stockholders is currently scheduled to be held on January 28, 2010.

The Board of Directors recently appointed Soo-Keong Koh, an existing independent director, to serve on NTIC’s Audit Committee and Pierre Chenu to serve on NTIC’s Compensation Committee.  NTIC’s Board of Directors also has a Nominating and Corporate Governance Committee, consisting of all independent directors, which is in the process of evaluating potential candidates and expects to appoint a new independent director prior to the expiration of the cure period to fill the vacancy on the Board of Directors.

On December 1, 2009, NTIC received notice from Nasdaq advising that, as result of Mr. Mayers ceasing to be a director, NTIC was not in compliance with Nasdaq Listing Rule 5605(b)(1) and confirming that NTIC must regain compliance with this requirement by June 1, 2010.  As required by Nasdaq listing rules, NTIC issued a press release on December 1, 2009 disclosing its receipt of this notice, which press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
99.1	News Release issued by Northern Technologies International Corporation on December 1, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TECHNOLOGIES
INTERNATIONAL CORPORATION

By:
Matthew C. Wolsfeld
Chief Financial Officer and Corporate Secretary

Dated: December 1, 2009

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
99.1	News Release issued by Northern Technologies International Corporation on December 1, 2009	Filed herewith